UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2014

Prosper Funding LLC	Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

45-4526070	73-1733867
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

Delaware
(State or other jurisdiction of incorporation or organization)

6199
(Primary Standard Industrial Classification Code Number)

101 Second Street, 15th Floor
San Francisco, CA 94105
(415) 593-5400
 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 593-5400

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 23, 2014, Burr Pilger Mayer, Inc. (“BPM”) the independent registered public accounting firm of Prosper Marketplace, Inc., a Delaware corporation (“PMI”) and Prosper Funding LLC, a Delaware limited liability company (“Prosper Funding”), was dismissed by each of PMI and Prosper Funding. Also, on October 23, 2014, each of PMI and Prosper Funding engaged Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm. PMI’s and Prosper Funding’s decision to dismiss BPM and to engage Deloitte was approved by the Audit Committee of the Board of Directors of PMI on October 23, 2014 and the Board of Directors of Prosper Funding on October 23, 2014.

BPM served as the independent registered public accounting firm of PMI and Prosper Funding solely for the fiscal year ended December 31, 2013. OUM & Co. L.L.P. (“OUM”) served as the independent registered public accounting firm of PMI and Prosper Funding for the fiscal year ended December 31, 2012.

None of the reports of OUM on the consolidated financial statements for PMI and Prosper Funding for the fiscal year ended December 31, 2012 or the reports of BPM on the consolidated financial statements for PMI and Prosper Funding for the most recent fiscal year ended December 31, 2013 or any subsequent interim periods contain an adverse opinion or a disclaimer of opinion, nor were such reports of OUM and BPM qualified or modified as to uncertainty, audit scope or accounting principles.

During PMI’s and Prosper Funding’s two most recent fiscal years ended December 31, 2012, with respect to OUM, and 2013 and the subsequent interim periods through the date of dismissal, with respect to BPM, there were no disagreements with OUM or BPM on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of OUM or BPM, as applicable, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for those periods. For the years ended December 31, 2012 and 2013, and through the date of this Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years ended December 31, 2012 and 2013 and through the date of this Form 8-K, neither PMI, Prosper Funding, nor anyone acting on their behalf, consulted with Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on PMI’s or Prosper Funding’s consolidated financial statements, or any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Prior to PMI’s and Prosper Funding’s engagement of Deloitte, Deloitte did not provide PMI or Prosper Funding with either written or oral advice that was an important factor considered by either PMI or Prosper Funding in reaching a decision to dismiss BPM as its independent registered public accounting firm.

PMI and Prosper Funding provided BPM with a copy of the foregoing disclosures on this Form 8-K and requested that BPM furnish PMI and Prosper Funding with a letter addressed to the Securities Exchange Commission stating whether it agrees with the above statements as they relate to BPM, and if not, stating the respects in which it does not agree. PMI and Prosper Funding have received the requested letter from BPM stating that it does agree, and a copy of the letter is filed as Exhibit 16.1 to this Form 8-K.

Exhibit	Description of Document
No.
16.1	Letter of Burr Pilger Mayer, Inc. to the Securities and Exchange Commission, dated October 23, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: October 28, 2014	By	/s/ Sachin Adarkar
Sachin Adarkar
General Counsel & Secretary

Prosper Funding LLC

Date: October 28, 2014	By	/s/ Sachin Adarkar
Sachin Adarkar
Secretary